UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Air Products and Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On December 9, 2024, Air Products and Chemicals, Inc. posted on its social media accounts the following advertisements:

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Air Products
471,480 followers
Promoted

Air Products is delivering industry-leading profitability, and we're set up for growth as a first mover in delivering clean hydrogen at scale: a >$1 trillion market opportunity. Learn more and view important cautionary statements & disclaimers at the link below.


The safest, most profitable*
industrial gases company
0:01 / 0:32


The safest, most profitable*
industrial gases company
*based on adjusted EBITDA margin


AIR PRODUCTS, Inc.
with a track record of innovation


with a track record of innovation


U.S. ARMY
with a track record of innovation

Air Products
LIQUID OXYGEN
with a track record of innovation

with a track record of innovation


with a track record of innovation


8
with a track record of innovation


JAPAN LINE
LINE
LIQUID HELIUM
COMPRESSED GAS
ICT
with a track record of innovation


with a track record of innovation


LIQUID HYDROGEN
with a track record of innovation


with a track record of innovation


With an industry leading
AIR PRODUCTS
44% adjusted EBITDA margin


10% annual adjusted EPS growth
AIR PRODUCTS
since 2014


We're committed to efficiently running
AIR PRODUCTS


our core industrial gases business,
providing excellent customer service,


and maximizing shareholder value.








AIR
PRODUCTS


Keep us moving forward.
AIR PRODUCTS
Vote ONLY "FOR"
Air Products' Nominees.
voteairproducts.com

Air Products
471,477 followers
Promoted

Returning cash to our shareholders is a top priority for Air Products, and this year alone, we expect to return ~$1.6 billion in dividend payments. Learn how to vote ONLY "FOR" Air Products' Board Nominees and view important cautionary statements & disclaimers at the link below.



our core industrial gases business,
Play
providing excellent customer service
0:12 / 0:32

Vote "FOR" Air Products' Nominees

Learn more


With an industry leading
44% adjusted EBITDA margin

We're committed to efficiently running

our core industrial gases business,
providing excellent customer service,


and returning cash to our shareholders

by increasing our dividend

for 42 years running...








AIR PRODUCTS


Keep us moving forward.
AIR PRODUCTS
Vote ONLY "FOR"
Air Products' Nominees.
voteairproducts.com